Equity-Method Investments	12 Months Ended
Dec. 31, 2011
Equity-Method Investments [Abstract]
Equity-Method Investments
(7)	Equity-Method Investments

In March 2011, the Company contributed all of its equity interests in SPN Resources and DBH, LLC (DBH) to Dynamic Offshore, the majority owner of both SPN Resources and DBH, in exchange for a 10% limited partnership interest in Dynamic Offshore. Following these contributions, Dynamic Offshore owns all the equity interests of SPN Resources and DBH. Prior to these contributions, the Company accounted for its equity interests in SPN Resources and DBH as separate equity-method investments. The Company’s equity interest in Dynamic Offshore is accounted for as an equity-method investment with a balance of approximately $70.6 million at December 31, 2011. The Company recorded income from its equity-method investment in Dynamic Offshore of approximately $15.0 million for the ten months ended December 31, 2011 following the contributions. Additionally, the Company received approximately $2.8 million of cash distributions from its equity-method investment in Dynamic Offshore for the ten month period ended December 31, 2011. The Company, where possible and at competitive rates, provides its products and services to assist Dynamic Offshore in producing and developing its oil and gas properties. The Company had a receivable from Dynamic Offshore of approximately $9.8 million at December 31, 2011. The Company also recorded revenue from Dynamic Offshore of approximately $44.9 million for the ten months ended December 31, 2011 following the contributions. Additionally, the Company has a receivable from Dynamic Offshore of approximately $14.0 million as of December 31, 2011 related to its share of oil and natural gas commodity sales and production handling arrangement fees.

The Company’s equity-method investment balance in SPN Resources was approximately $43.6 million at December 31, 2010. The Company recorded earnings from its equity-method investment in SPN Resources of approximately $0.2 million for the two months ended February 28, 2011 prior to the contributions and approximately $1.2 million for the year ended December 31, 2010. The Company recorded losses from this equity-method investment of approximately $7.6 million for the year ended December 31, 2009. Additionally, the Company received approximately $9.9 million and $5.9 million, respectively, of cash distributions from its equity-method investment in SPN Resources for the years ended December 31, 2010 and 2009. The Company, where possible and at competitive rates, provides its products and services to assist SPN Resources in producing and developing its oil and gas properties. The Company had a receivable from SPN Resources of approximately $3.2 million at December 31, 2010. The Company also recorded revenue from SPN Resources of approximately $0.3 million for the two months ended February 28, 2011 and approximately $11.4 million and $11.0 million, respectively, for the years ended December 31, 2010 and 2009. The Company also reduces its revenue and its investment in SPN Resources for its respective ownership interest when products and services are provided to and capitalized by SPN Resources. As these capitalized costs are depleted by SPN Resources, the Company then increases its revenue and investment in SPN Resources. As such, the Company recorded a net increase in revenue and its investment in SPN Resources of approximately $0.6 million for the year ended December 31, 2009.

During the year ended December 31, 2009, the Company wrote off the remaining carrying value of its 40% interest in Beryl Oil and Gas L.P. (BOG), $36.5 million, and suspended recording its share of BOG’s operating results under equity-method accounting as a result of continued negative BOG operating results, lack of viable interested buyers and unsuccessful attempts to renegotiate the terms and conditions of its loan agreements with lenders on terms that would preserve the Company’s investment. The Company’s total cash contribution for this equity-method investment in BOG was approximately $57.8 million. The Company recorded a loss from its equity-method investment in BOG of approximately $14.0 million for the year ended December 31, 2009. The Company also recorded revenue of approximately $7.0 million from BOG for the year ended December 31, 2009. The Company also recorded a decrease in its investment in BOG of approximately $6.1 million for the year ended December 31, 2009 for its proportionate share of accumulated other comprehensive income generated from hedging transactions. The Company recorded a net increase in revenue and its investment in BOG for services provided by the Company that were capitalized by BOG of approximately $0.2 million for the year ended December 31, 2009.

In October 2009, DBH acquired BOG in connection with a restructuring of BOG in which the previously existing debt obligations of BOG were partially extinguished and otherwise renegotiated. Simultaneous with that acquisition, the Company acquired a 24.6% membership interest in DBH for approximately $8.7 million. DBH’s purchase of BOG using the acquisition method of accounting resulted in a difference between the carrying amount of the Company’s investment in DBH and the underlying equity in net assets. The difference is being adjusted against the equity in earnings based on the depletion of DBH’s oil and gas assets and related reserves. The Company’s equity-method investment balance in DBH was approximately $13.8 million at December 31, 2010. The Company recorded earnings from its equity-method investment in DBH of approximately $0.9 million for the two months ended February 28, 2011 prior to the contributions and $7.1 million for the year ended December 31, 2010. From the date of acquisition through December 31, 2009, the Company recorded a loss from its equity-method investment in DBH of approximately $1.0 million. Additionally, the Company received approximately $1.0 million of cash distributions from its equity-method investment in DBH for the year ended December 31, 2010. The Company had a receivable from this equity-method investment of approximately $1.4 million at December 31, 2010. The Company also recorded revenue from this equity-method investment of approximately $0.9 million for the two months ended February 28, 2011 prior to the contributions and $4.1 million for the year ended December 31, 2010. From the date of acquisition through December 31, 2009, the Company recorded revenue from this equity-method investment of $2.4 million.

Combined summarized financial information for all investments that are accounted for using the equity-method of accounting is as follows (in thousands):

	December 31,
	2011	2010
Current Assets	$229,516	$104,241
Noncurrent assets	1,305,514	487,136

Total assets	$1,535,030	$591,377

Current liabilities	$202,465	$49,587
Noncurrent liabilities	797,031	197,672

Total liabilities	$999,496	$247,259

	Years Ended December 31,
	2011	2010	2009
Revenues	$468,140	$204,935	$245,092
Cost of sales	181,433	80,525	110,101

Gross profit	$286,707	$124,410	$134,991

Income (loss) from continuing operations	$95,581	$(8,016)	$(10,024)

Subsequent Event

On April 17, 2012, SandRidge Energy Inc. (NYSE: SD) acquired Dynamic Offshore, at which time the Company received $34.1 million in cash and approximately 7.0 million shares of SandRidge common stock in consideration for its 10% interest in Dynamic Offshore. The Company expects to record a gain in the second quarter of 2012 of approximately $18.0 million, after adjustments, as a result of this transaction. In accordance with authoritative guidance related to equity securities, the Company will account for the shares received through this transaction as available-for-sale securities. The shares will be recorded at their fair market value and any unrealized gains or losses will be excluded from earnings and reported as a net amount within accumulated other comprehensive income (loss) within stockholders’ equity and would also be reflected in the consolidated statement of comprehensive income.